Exhibit 10.49

TRA.0418-05/N

EMPRESA MINERA DEL CENTRO DEL PERÚ S.A.

OL-CA-216-2004

ADDITIONAL CLAUSE TO THE LEASE AGREEMENT GSG-OLP-C-177-2003

WITNESSETH HEREBY the Additional Clause to the Lease Agreement GSG-OLP-177-2003 entered into by and between Empresa Minera del Centro del Perú S.A. – CENTROMÍN PERÚ S.A., identified by Tax ID Number (RUC) 20100176531, and registered office at Av. Javier Prado Este 1975, San Borja, acting by and through its General Manager, Juana Rosa DEL CASTILLO VALDIVIA, identified by National Identity Card (DNI) 105513338, as per the power of attorney entered in Electronic Item 11009323 of the Registry of Companies in and for Lima, hereinafter referred to as CENTROMÍN, and Minera Perú Copper Syndicate S.A. with Tax ID Number (RUC) 20506675457 and registered office at Calle Morelli 109, 5to Piso, San Borja, acting by and through its Exploration Manager, Ángel ÁLVAREZ ANGULO, identified by National Identity Card (DNI) 07276927, as per the power of attorney entered in Entry C 00002 of Electronic Item 11532703 of the Registry of Companies in and for Lima, hereinafter referred to as THE LESSEE, in the following terms and conditions:

RECITALS

On July 14, 2003, CENTROMÍN and THE LESSEE entered into the Lease Agreement GSG-OLP-C-177-2003 through which CENTROMÍN leased the immovable property contained in Clause Two of the Agreement referred to herein located in the Tucto-Morococha Residential Area.

Through Communication GER-EXPL-038-2004, THE LESSEE requested the renewal of the agreement under the same originally agreed to conditions.

Through Agreement 44-2004 held on Meeting 22-2003 dated on July 24, 2003, and Agreement 17-2004 held on Meeting 06-2004 dated on March 10, 2004, the Board of Directors of CENTROMÍN authorized its administration to renew Lease Agreement GSG-OLP-C-177-2003, as well as the immovable property located in the Tuctu-Morococha area in the conditions and considerations contained in the Additional Clause OL-CA-038-2004 that expired on September 30, 2004.

Through Agreement 48-2004 of Meeting 24-2004 of its Board of Directors dated October 20, 2004, Centromín Perú S.A. authorized its administration to renew the Agreement subject matter herein to be entered into through this document in the following terms and conditions:

CLAUSE ONE: EXTENSION OF THE TERM

The parties agree to extend through the execution of this document the term of the Main Agreement for an additional period of twelve (12) months which will enter into effect as from October 1, 2004 and expire automatically on September 30, 2005 without the need of a prior notice. This term can be renewed by express agreement of the parties.

CLAUSE TWO: CONSIDERATION

The consideration agreed to for the extension of the Lease Agreement entered hereunder is a monthly rental of S/.7,000 (Seven Thousand Nuevos Soles) excluding VAT, to be paid as set forth in the Main Agreement.

The other clauses contained in the Main Agreement, as well as the additional clauses that are not contrary to this document shall remain unchanged and in full force and legal standing.

IN WITNESS WHEREOF, this document is executed in two (2) counterparts all with the same tenor in the city of Lima, this 29th day of October 29, 2004.

CENTROMÍN PERÚ S.A.		THE LESSEE

(By)	(signed)	(By)	(signed)
Juana Rosa Del Castillo Valdivia			Angel Álvarez Angulo
General Manager			Exploration Manager

(signed)
Antonio Montenegro Criado
Attorney-at-law

Lima Bar Association Register Number 19338

(illegible signature) Seal

IH/MA/MCP

270418K5.20